Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 3 TO

AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of September 27, 2018, is made by and among FRESH DEL MONTE PRODUCE INC., an exempted company duly incorporated under the laws of the Cayman Islands (the “Company”), certain Subsidiaries of the Company signatory hereto (each a “Designated Borrower” and, together with the Company, the “Borrowers” and, each a “Borrower”), each of the undersigned Guarantors, BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States (“Bank of America”), in its capacity as administrative agent for the Lenders generally (in such capacity, the “Administrative Agent”), L/C Issuer and Swing Line Lender, and each of the Lenders under the Credit Agreement (defined below) (collectively, the “Lenders”) signatory hereto. Except as expressly provided herein, capitalized terms used but not otherwise defined herein have the respective meanings ascribed to them in the Credit Agreement, as defined below after giving effect to this Amendment.

W I T N E S S E T H:

WHEREAS, the Borrowers, Bank of America, as Administrative Agent, Swing Line Lender and L/C Issuer, and the Lenders have entered into that Amended and Restated Credit Agreement dated as of April 16, 2015 (as amended, supplemented, restated or otherwise modified prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made available to the Borrowers a revolving credit facility;

WHEREAS, the Guarantors and the Administrative Agent entered into those Amended and Restated Subsidiary Guaranty Agreements dated as of April 16, 2015, pursuant to which the Guarantors agreed to guarantee payment of the Obligations;

WHEREAS, the Borrowers have requested that the Lenders make certain amendments to the Credit Agreement; and

WHEREAS, the Administrative Agent and the Lenders are willing to amend the Credit Agreement as set forth below on the terms and conditions contained in this Agreement.

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.    Amendment to Credit Agreement. Effective as of the date hereof and subject to the terms and conditions set forth herein and in reliance upon representations and warranties set forth herein, the parties hereto agree that the Credit Agreement is amended as follows:

(a)    Section 7.11(b) is amended and restated in its entirety to read as follows:

Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio at any time during any period of four consecutive fiscal quarters of the Company to be greater than 3.50 to 1.00; provided that if at any time during any fiscal quarter the Consolidated Leverage Ratio is greater than 3.50 to 1.00 and a Permitted Acquisition involving aggregate cash consideration (including assumed Indebtedness) of an amount equal to $100,000,000 or more has been consummated within such fiscal quarter (a fiscal quarter in which such conditions are satisfied, a “Trigger Quarter”), then the Consolidated Leverage Ratio may be greater than 3.50 to 1.00 but shall not exceed 4.00 to 1.00 at any time during such Trigger Quarter and the next succeeding three fiscal quarters (such period, an “Acquisition Compliance Period”); provided, however, notwithstanding the foregoing, for the fiscal quarters ending September 28, 2018, December 28, 2018, March 29, 2019 and June 28, 2019, the Consolidated Leverage Ratio shall not exceed 4.50 to 1.00, for the fiscal quarters ending September 27, 2019 and December 27, 2019, the Consolidated Leverage Ratio shall not exceed 4.00 to 1.00, and for the fiscal quarter ending March 27, 2020 the Consolidated Leverage Ratio shall not exceed 3.50 to 1.00; provided, further, that, following the occurrence of a Trigger Quarter, no subsequent Trigger Quarter may occur (and no further Acquisition Compliance Period may commence) until the Consolidated Leverage Ratio has been less than or equal to 3.50 to 1.00 at all times during a fiscal quarter following the occurrence of the Trigger Quarter that began the most recent Acquisition Compliance Period.

2.    Effectiveness; Conditions Precedent. The effectiveness of this Amendment and the amendment to the Credit Agreement herein provided are subject to the satisfaction of the following conditions precedent:

(a)    the Administrative Agent shall have received executed counterparts of this Amendment, duly executed by each Borrower, each Subsidiary Guarantor, the Administrative Agent, and the Required Lenders;

(b)    the Administrative Agent shall have received, for the benefit of each Lender party hereto, an amendment fee in an amount equal to 0.03% of its Commitment; and

(c)    all other fees and expenses payable to the Administrative Agent (unless waived by the Administrative Agent and the reasonable fees and expenses of counsel to the Administrative Agent to the extent invoiced prior to the date hereof) shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).

3.    Consent and Confirmation of the Guarantors. Each of the Guarantors hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Loan Documents to which such Guarantor is a party and the Guaranty (including without limitation the continuation of each such Guarantor’s payment and performance obligations thereunder upon and after the effectiveness of this Amendment and the amendments contemplated hereby) and the enforceability of such Loan Documents and the Guaranty against such Guarantor in accordance with their respective terms and the inclusion of all principal, interest and fees in respect of the Obligations under the Credit Agreement.

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4.    Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrowers represent and warrant to the Administrative Agent and the Lenders as follows:

(a)    The representations and warranties contained in Article V of the Credit Agreement and in the other Loan Documents are true and correct on and as of the Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date;

(b)    The Persons appearing as Subsidiary Guarantors on the signature pages to this Amendment constitute all Persons who are required to be Subsidiary Guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all Persons who were otherwise required to become Subsidiary Guarantors after the Closing Date of the Credit Agreement, and each of such Persons has become and remains a party to the Subsidiary Guaranty Agreement as a Subsidiary Guarantor;

(c)    This Amendment has been duly authorized, executed and delivered by the Borrowers and the Guarantors party hereto and constitutes a legal, valid and binding obligation of such parties, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and

(d)    No Default or Event of Default has occurred and is continuing.

5.    Entire Agreement. This Amendment, together with the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.

6.    Full Force and Effect of Amendment. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.

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7.    Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, facsimile or other electronic transmission (including .pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.

8.    Governing Law. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York.

9.    Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

10.    References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby.

11.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of Borrowers, the Administrative Agent, the Guarantors, the Lenders (including the Joining Lenders) and their respective successors and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWERS:

FRESH DEL MONTE PRODUCE INC.
DEL MONTE FRESH PRODUCE N.A., INC.
DEL MONTE FUND B.V.
DEL MONTE INTERNATIONAL GMBH
DEL MONTE LUXEMBOURG SARL
NETWORK SHIPPING LTD.

By:	/s/ Richard Contreras
Name:	Richard Contreras, as Responsible Officer

Fresh Del Monte Produce Inc.

Amendment No. 3 to Amended and Restated Credit Agreement

Signature Page

GUARANTORS:

FRESH DEL MONTE PRODUCE INC.
DEL MONTE FRESH PRODUCE N.A., INC.
DEL MONTE FUND B.V.
DEL MONTE INTERNATIONAL GMBH
DEL MONTE LUXEMBOURG SARL
NETWORK SHIPPING LTD.
DEL MONTE FRESH PRODUCE COMPANY
DEL MONTE (PINABANA) CORP.
CORPORACION DE DESARROLLO AGRICOLA DEL MONTE S.A.
COMPANIA DE DESARROLLO BANANERO DE GUATEMALA S.A.
DEL MONTE (GERMANY) GMBH
WAFER LIMITED
FRESH DEL MONTE JAPAN COMPANY LTD.
DEL MONTE HELLAS S.A.
DEL MONTE KENYA LIMITED
DEL MONTE FRESH PRODUCE (SOUTHWEST) INC.
DEL MONTE FRESH PRODUCE (WEST COAST), INC.
DEL MONTE FRESH PRODUCE (TEXAS), INC.
DEL MONTE FRESH PRODUCE (CHILE) S.A.
DEL MONTE FOODS (U.A.E.) FZE
DEL MONTE FRESH PRODUCE BRASIL LTD.
PRODUCTOS AGRICOLAS DE ORIENTE, S.A.
NATIONAL POULTRY PLC
DEL MONTE FRESH PRODUCTION, INC.
DEL MONTE FRESH PRODUCE (CANADA) CORP.
DEL MONTE FRESH PRODUCE INTERNATIONAL INC.
DEL MONTE (UK) LTD.
DEL MONTE EUROPE LIMITED
DEL MONTE FOODS INTERNATIONAL LIMITED
MANN PACKING CO., INC.

By:	/s/ Richard Contreras
Name:	Richard Contreras, as Responsible Officer

Fresh Del Monte Produce Inc.

Amendment No. 3 to Amended and Restated Credit Agreement

Signature Page

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Liliana Claar

Name:	Liliana Claar

Title:	Vice President

Fresh Del Monte Produce Inc.

Amendment No. 3 to Amended and Restated Credit Agreement

Signature Page

LENDERS:

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Julia H. Rocawich

Name:	Julia H. Rocawich

Title:	Senior Vice President

Fresh Del Monte Produce Inc.

Amendment No. 3 to Amended and Restated Credit Agreement

Signature Page

U.S. BANK NATIONAL ASSOCIATION, as Co-Syndication Agent and a Lender

By:	/s/ Jeffrey D. Hernandez

Name:	Jeffrey D. Hernandez

Title:	Vice President

Fresh Del Monte Produce Inc.

Amendment No. 3 to Amended and Restated Credit Agreement

Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Co-Syndication Agent and a Lender

By:	/s/ Henry Del Campo

Name:	Henry Del Campo

Title:	SVP, Sr. Relationship Manager

Fresh Del Monte Produce Inc.

Amendment No. 3 to Amended and Restated Credit Agreement

Signature Page

TD BANK, N.A., as Co-Documentation Agent and a Lender

By:	/s/ Alan Garson

Name:	Alan Garson

Title:	Senior Vice President

Fresh Del Monte Produce Inc.

Amendment No. 3 to Amended and Restated Credit Agreement

Signature Page

COOPERATIEVE RABOBANK U.A., NEW YORK BRANCH (f/k/a Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland”, New York Branch), as Co-Documentation Agent and a Lender

By:	/s/ Michael LaHaie

Name:	Michael LaHaie

Title:	Executive Director

By:	/s/ Irene Stephens

Name:	Irene Stephens

Title:	Vice President

Fresh Del Monte Produce Inc.

Amendment No. 3 to Amended and Restated Credit Agreement

Signature Page

REGIONS BANK, as Co-Documentation Agent and a Lender

By:	/s/ Cheryl L. Shelhart

Name:	Cheryl L. Shelhart

Title:	Vice President

Fresh Del Monte Produce Inc.

Amendment No. 3 to Amended and Restated Credit Agreement

Signature Page

AGFIRST FARM CREDIT BANK, as a Lender

By:	/s/ Matthew Jeffords

Name:	Matthew Jeffords

Title:	Vice President

Fresh Del Monte Produce Inc.

Amendment No. 3 to Amended and Restated Credit Agreement

Signature Page

COBANK, ACB, as a Lender

By:	/s/ Austin Taylor

Name:	Austin Taylor

Title:	Vice President

Fresh Del Monte Produce Inc.

Amendment No. 3 to Amended and Restated Credit Agreement

Signature Page

FCS COMMERCIAL FINANCE GROUP, for AGCOUNTRY FARM CREDIT SERVICES, PCA (successor by merger to United FCS, PCA, d/b/a FCS Commercial Finance Group), as a Lender

By:	/s/ Lisa Caswell

Name:	Lisa Caswell

Title:	Vice President

Fresh Del Monte Produce Inc.

Amendment No. 3 to Amended and Restated Credit Agreement

Signature Page

COMPEER FINANCIAL FLCA (f/k/a 1st Farm Credit Services), as a Voting Participant

By:	/s/ Graham J. Dee

Name:	Graham J. Dee

Title:	Director, Capital Markets

Fresh Del Monte Produce Inc.

Amendment No. 3 to Amended and Restated Credit Agreement

Signature Page

GREENSTONE FARM CREDIT SERVICES, ACA/FLCA, as a Lender

By:	/s/ Curtis Flammini

Name:	Curtis Flammini

Title:	VP of Capital Markets

Fresh Del Monte Produce Inc.

Amendment No. 3 to Amended and Restated Credit Agreement

Signature Page

FARM CREDIT BANK OF TEXAS, as a Voting Participant

By:	/s/ Curt A. Brown

Name:	Curt A. Brown

Title:	Vice President

Fresh Del Monte Produce Inc.

Amendment No. 3 to Amended and Restated Credit Agreement

Signature Page

FARM CREDIT SERVICES OF AMERICA, PCA, as a Lender

By:	/s/ Alan Robinson

Name:	Alan Robinson

Title:	Vice President

Fresh Del Monte Produce Inc.

Amendment No. 3 to Amended and Restated Credit Agreement

Signature Page

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ John Kushnerick

Name:	John Kushnerick

Title:	Executive Director

Fresh Del Monte Produce Inc.

Amendment No. 3 to Amended and Restated Credit Agreement

Signature Page

SUNTRUST BANK, as a Lender

By:	/s/ Mary K. Lundin

Name:	Mary K. Lundin

Title:	Director

Fresh Del Monte Produce Inc.

Amendment No. 3 to Amended and Restated Credit Agreement

Signature Page